UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 30, 1998

                             Heritage Commerce Corp
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(Exact name of registrant as specified in its charter)

       CA                        00-23877                     77-0469558
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(State of other           (Commission File Number)       (IRS Employer
jurisdiction of                                           Identification No.)
incorporation)

                    150 Almaden Blvd., San Jose, CA  95113
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(Address of principal
executive offices)                                 (Zip Code)



Registrant's telephone number, including area code:   (408) 947-6900

                                     None
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        Former name or former address, if changed since last report.)


                             Item 5.	Other Events.

On April 30, 1998, Heritage Bank of Commerce, a wholly-owned subsidiary of Heritage Commerce Corp, paid a cash dividend of $300,000 to Heritage Commerce Corp. The dividend, which was approved by the Board of Directors of Heritage Commerce Corp at its meeting of April 16, 1998 and was made with the permission of the California Department of Financial Institutions, was made for the purpose of capitalizing Heritage Commerce Corp.



                                  SIGNATURES

Under the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 6,1998                       HERITAGE COMMERCE CORP

                                        By:  /s/ Daniel A. Northway
                                             Daniel A. Northway
                                             Chief Financial Officer
                                             (Principal Financial and
                                             Accounting Officer)